UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): May 28, 2026

ROYAL CARIBBEAN CRUISES LTD.
(Exact name of registrant as specified in its charter)

Republic of Liberia
(State or Other Jurisdiction of Incorporation)

1-11884	98-0081645

(Commission File Number)	(IRS Employer Identification No.)
1050 Caribbean Way, Miami, Florida 33132

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: 305-539-6000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RCL	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, held May 28, 2026, the Company’s shareholders voted on the following three proposals and cast their votes as described below.

Election of Directors

Director Nominee	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Brock	210,408,538	17,063,904	197,452	14,799,224
Richard D. Fain	223,075,935	4,540,395	53,564	14,799,224
Stephen R. Howe, Jr.	221,073,070	6,500,191	96,633	14,799,224
Michael O. Leavitt	226,540,326	1,067,523	62,045	14,799,224
Jason T. Liberty	220,053,435	7,558,132	58,327	14,799,224
Amy McPherson	222,364,869	5,131,639	173,386	14,799,224
Maritza G. Montiel	226,282,468	1,331,530	55,896	14,799,224
Eyal M. Ofer	213,134,835	14,473,063	61,996	14,799,224
Vagn O. Sørensen	222,345,321	5,266,161	58,412	14,799,224
Donald Thompson	224,755,112	2,853,727	61,055	14,799,224
Christopher Wiernicki	226,616,962	992,366	60,566	14,799,224
Arne Alexander Wilhelmsen	214,296,127	13,318,984	54,783	14,799,224

Each of the thirteen nominees listed above was elected to the Board of Directors, each having received the affirmative vote of a majority of the votes cast.

Advisory Approval of the Company’s Compensation of Its Named Executive Officers

Number
Votes For	220,079,230
Votes Against	7,193,973
Abstentions	396,691
Broker Non-Votes	14,799,224

The compensation of our named executive officers was approved on an advisory basis, having received the affirmative vote of a majority of the votes cast.

Ratification of the Auditors

Number
Votes For	233,858,800
Votes Against	8,532,249
Abstentions	78,069

The selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2026 was ratified, having received the affirmative vote of a majority of the votes cast.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROYAL CARIBBEAN CRUISES LTD.

Date:	May 28, 2026	By:	/s/ R. Alexander Lake
		Name:	R. Alexander Lake
		Title:	Chief Legal Officer & Secretary